                                                                   Exhibit 10.16


                            ROCK OF AGES CORPORATION
                          SALARY CONTINUATION AGREEMENT



         AGREEMENT entered into this 3rd day of January, 1996, but effective as of January 1, 1996, between ROCK OF AGES CORPORATION, a Vermont corporation having its principal place of business at Main Street, Graniteville, Barre, Vermont 05654 (hereinafter referred to as the "Company") and MARK A. GHERARDI (hereinafter referred to as the "Employee").


                                   WITNESSETH:


         WHEREAS, the Employee is employed by the Company and by reason thereof has acquired experience and knowledge of considerable value to the Company; and

         WHEREAS, the Company and the Employee wish to enter into this Salary Continuation Agreement ("Agreement"), intended to offer an inducement to the Employee to remain in the employ of the Company by compensating the Employee beyond his or her regular salary for services which the Employee will hereafter render;

         NOW, THEREFORE, in consideration of the foregoing, the Company and the Employee do hereby mutually agree as follows:

         1.       Salary Continuation Benefits.

                  (a) Normal Retirement. If the Employee remains continuously employed by the Company and/or any affiliate thereof on a full-time basis until termination of active employment on or after the first day of the month coinciding with or next following his or her sixty-fifth
         (65th) birthday, for any reason other than death or reasons constituting grounds for forfeiture of benefits under Section 3 hereof ("Normal Retirement"), then beginning in the month of such retirement the Company will pay to the Employee a monthly benefit equal to six tenths of one percent (.6%) of the Employee's highest annual base compensation for any calendar year during the last ten (10) years of employment with the Company and/or any affiliate thereof, divided by twelve (12) and multiplied by the number of full calendar years of service completed by the Employee with the Company and/or any affiliate, predecessor or acquired business thereof since January 1, 1996. Such monthly benefit shall be payable in the form of an annuity for the life of the Employee or, if the Employee is married at the date benefits commence, in the form of a joint and one hundred percent (100%) survivor annuity for the lives of the Employee and his or her spouse; provided that if the spouse is ten (10) or more years


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         younger than the Employee the annuity payable to the Employee and spouse shall be actuarially reduced as provided in Exhibit A attached hereto and by this reference made a part hereof.

                  (b) Early Retirement. If the Employee attains age fifty-five
         (55) and his or her employment with the Company or any affiliate thereof is thereafter terminated prior to Normal Retirement for any reason other than death or reasons constituting grounds for forfeiture of benefits under Section 3 hereof ("Early Retirement"), the Employee may, with the approval of the Board of Directors of the Company or of the appropriate committee thereof, begin to receive monthly payments of the benefits accrued to date under paragraph (a) in accordance with the provisions thereof, without reduction.

                  (c) Disability Retirement. If the Employee terminates employment with the Company or any affiliate thereof prior to attaining age fifty-five (55) due to disability and no grounds exist for forfeiture of benefits under Section 3 hereof ("Disability Retirement"), beginning at age fifty-five (55) the Employee may begin to receive monthly payments of the benefits accrued at the time of Disability Retirement under paragraph (a) in accordance with the provisions thereof, without reduction, provided the Employee is then still disabled. For purposes hereof, disability shall be defined in the same manner as in the Company's Salaried Employees' Retirement Plan or, if such plan does not then exist, in such other retirement plan as may from time to time be maintained by the Company in which the Employee participates.

                  (d) Other Termination of Employment. If the Employee terminates employment with the Company or an affiliate thereof prior to attaining age fifty-five (55) for any reason other than death or disability, this Agreement shall be deemed to have terminated pursuant to Section 5 hereof, and the Employee and his beneficiaries shall be entitled to no rights or benefits hereunder, other than the right to purchase insurance policies as provided in said Section 5.

         2.       Death Benefits.

                  (a) Benefits. If the Employee dies while employed by the Company or an affiliate thereof, or following Disability Retirement but prior to commencement of benefits hereunder, and no grounds exist for forfeiture of benefits under Section 3 hereof, the Employee's beneficiary or beneficiaries shall receive monthly payments of the benefits accrued under Section 1(a) at the time of the Employee's death. If the Employee was married at the time of his or her death, such monthly benefit shall be paid to the surviving spouse in the form of a one hundred percent (100%) survivor annuity for the life of such spouse; provided that if such spouse is ten (10) or more years younger


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         than the Employee the survivor annuity payable to such spouse shall be actuarially reduced as prescribed in Section 1(a) hereof. If the Employee was unmarried at the time of death, monthly payments shall be made to the beneficiary or beneficiaries designated in accordance with paragraph (b) of this Section for a period certain of one hundred eighty (180) months.

                  (b) Designation of Beneficiary. The Employee may by written notice to the Company designate one or more beneficiaries (including a trust or trusts) to receive any non-spousal payments due under paragraph (a) above, and the proportionate share to be paid to each beneficiary if more than one is designated. The Employee may also designate contingent beneficiaries to receive benefits should the Employee outlive the primary beneficiaries. If the Employee has designated more than one beneficiary, the benefits will be divided among the beneficiaries in any proportion designated by the Employee, and equally if no proportions have been designated. If more than one primary beneficiary has been designated and a primary beneficiary dies before all benefits are paid, benefits will thereafter be divided and paid equally among any surviving primary beneficiaries unless the Employee otherwise designates. If all primary beneficiaries have died before all benefits are paid, the same will thereafter be divided and paid equally among any surviving contingent beneficiaries unless the Employee otherwise designates. If no beneficiaries are designated or if none of the beneficiaries designated survives the Employee, then benefits will be paid to the Employee's spouse (unless divorce or separation proceedings are then in progress), or if none, to his descendants, or if none, to his parents, or if none, to his estate.

         3. Forfeiture. Notwithstanding any other provision hereof, the Employee and his beneficiaries shall forfeit all rights in and to any benefits otherwise payable hereunder if the Employee's employment with the Company or any affiliate thereof is or could have been terminated by his employer for (1) ENGAGING IN UNAUTHORIZED BUSINESS ACTIVITIES COMPETITIVE WITH THOSE OF HIS EMPLOYER OR ANY AFFILIATE THEREOF WHILE ITS EMPLOYEE, (2) DISHONESTY, (3) COMMISSION OF A MISDEMEANOR OR FELONY, (4) UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION OR TRADE SECRETS OF HIS EMPLOYER OR ANY AFFILIATE THEREOF, OR (5) THE BREACH BY THE EMPLOYEE OF ANY EXPRESS OR IMPLIED AGREEMENT OF EMPLOYMENT WITH HIS EMPLOYER OR ANY AFFILIATE THEREOF. IN THE EVENT THE EMPLOYEE'S EMPLOYMENT IS NOT SO TERMINATED, BUT SUBSEQUENT TO ANY TERMINATION OF EMPLOYMENT FOR OTHER REASONS THE EMPLOYEE IS FOUND TO HAVE BEEN ENGAGED IN ANY OF THE ACTIVITIES OR OFFENSES ENUMERATED ABOVE DURING THE PERIOD OF HIS EMPLOYMENT WITH THE COMPANY OR ANY AFFILIATE THEREOF, NO BENEFITS SHALL BE PAYABLE HEREUNDER TO THE EMPLOYEE OR HIS BENEFICIARIES.

         4.       Insurance.  If the Company or any affiliate thereof shall


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acquire an insurance policy or any other asset in connection with its liabilities hereunder, it is expressly understood and agreed that neither the Employee nor any beneficiary thereof shall have any right with respect to, or claim against, such policy or other asset, except as expressly provided by the terms of such policy or in the title to such other asset. Such policy or asset shall not be deemed to be held under any trust for the benefit of the Employee or his or her beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Company or any affiliate thereof hereunder, except as may be expressly provided by the terms of such policy or title to such other asset, which shall otherwise be and remain general, unpledged, unrestricted assets of the owner thereof. Any rights accruing to the Employee or any other person hereunder are solely those of any unsecured general creditor of the Company.

         5. Termination and Amendment. The Company reserves the right at any time and from time to time to terminate or amend in whole or in part any or all of the provisions hereof by resolution of its Board of Directors, and such termination or amendment shall become effective as of the date specified by the Board of Directors in said resolution. Upon such termination the Employee shall have the right to purchase any transferable insurance policy maintained pursuant to Section 4, which right must be exercised within sixty (60) days after termination of employment. If the Employee elects to exercise such purchase right, the purchase price of the policy shall be the interpolated terminal reserve of such policy as of the date of such termination.

         6. Administration. The Company shall be the Administrator and Named Fiduciary hereunder. The Company may delegate its responsibilities by written agreement with the person or persons to whom such responsibilities are so delegated. The Company is hereby designated as the agent for service of legal process.

         7. Claims Procedure. The Employee or his or her beneficiaries hereunder shall make a claim for benefits and have such claim reviewed under the following procedure:


                  (a) The claimant shall make a claim for benefits by filing a written request with the Administrator upon a form to be furnished by him for such purpose. Any claimant shall submit to the Administrator a death certificate or such other documents as may be required by the Company or its insurers to verify the claim prior to payment. Any failure to comply with this requirement within a reasonable time may, within the discretion of the Board of Directors of the Company, terminate such claimant's right to benefits hereunder.

                  (b) If a claim is wholly or partially denied, the Administrator shall furnish the claimant with written notice of the denial within ninety (90) days of the date the original claim


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         was filed. This notice of denial shall provide (1) the reason for the denial, (2) specific reference to the pertinent provisions hereof on which the denial is based, (3) a description of any additional information needed to perfect the claim and an explanation of why such information is necessary, and (4) an explanation of the claim procedure hereunder.

                  (c) The claimant shall have sixty (60) days from receipt of the denial notice in which to make written application for review by the Administrator. The claimant may request that the review be in the nature of a hearing. The claimant shall have the right (1) to representation, (2) to review pertinent documents, and (3) to submit comments in writing.

                  (d) The Administrator shall issue a decision on such review within sixty (60) days (one hundred twenty (120) days, if a hearing is requested and held) after receipt of an application for review as provided in paragraph (c).

         8.       General Provisions.

                  (a) The stockholders, Board of Directors and officers of the Company do not in any way guarantee to Employee or his beneficiaries the payment to Employee or his beneficiaries of any benefit or amount which may become due in accordance with the terms hereof.

                  (b) All payments made by the Company hereunder shall be voluntary. Nothing contained in this instrument shall be construed to commit the Company to any liability for any payment now or hereafter.

                  (c) This agreement shall not be considered a guarantee of employment for any period of time whatsoever, and does not insure the Employee's retention as an employee of the Company or of his continued participation herein.

                  (d) All section headings herein are intended merely for convenience and shall in no way be deemed to modify or supplement the actual terms and provisions set forth.

                  (e) The benefits provided hereunder shall be in addition to the Employee's salary as determined by the Board of Directors of the Company, and shall not affect the right of the Employee to participate in any current or future retirement or other employee benefit plan sponsored by the Company or in any supplemental compensation arrangement which constitutes a part of the Company's regular compensation structure.



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                  (f) Neither the Employee nor any beneficiary thereof shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be non-assignable and non-transferable; and in the event of any attempted assignment or transfer the Company shall have no further liability hereunder.

                  (g) The terms, provisions and conditions hereof shall be binding upon and inure to the benefit of the Company and its assigns, successors and the Employee and his or her beneficiaries, administrators and executors.

                  (h) If any provision hereof is held invalid or unenforceable, the other provisions will not be affected, and this Agreement will be construed and enforced as if the invalid or unenforceable provision had not been included.

                  (i) This Agreement shall be construed, administered and enforced according to the laws of the United States of America and the State of New Hampshire.

                  (j) Nothing in this section is intended or is to be construed as requiring the Company to accelerate the payment dates or increase the installment payment amounts of any benefits payable under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the day and year first written above.

                            ROCK OF AGES CORPORATION



                             By: /s/ Kurt M. Swenson
                                 -----------------------------
                                 Kurt M. Swenson, Chairman
                                 and Chief Executive Officer



                              /s/ Mark A. Gherardi
                                 -----------------------------
                                  Mark A. Gherardi, Employee




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                                    EXHIBIT A
                                       TO
                            ROCK OF AGES CORPORATION
                          SALARY CONTINUATION AGREEMENT

                      Factors Applicable to Benefit Payable
                    Under 100% Joint and Survivor Normal Form


                                       Number of Years By
                                       Which Participant's
 Attained Age                         Attained Age Exceeds
of Participant                       Beneficiary's Attained
at Retirement                           Age at Retirement                            Applicable Factor
-------------                           -----------------                            -----------------

  55 - 59                                Less than 10                                     1.00
                                           10 - 19                                        0.93
                                           20 - 29                                        0.90
                                           30 or more                                     0.89

  60 - 64                                Less than 10                                     1.00
                                           10 - 19                                        0.90
                                           20 - 29                                        0.86
                                           30 or more                                     0.85

  65 or older                            Less than 10                                     1.00
                                           10 - 19                                        0.89
                                           20 - 29                                        0.84
                                           30 or more                                     0.83


Note: To determine the amount of the joint and survivor benefit payable to the Employee and his or her surviving spouse, multiply the Employee's accrued benefit, determined in accordance with Section 1(a) of the Agreement, by the Applicable Factor shown above.

                            ROCK OF AGES CORPORATION
                          SALARY CONTINUATION AGREEMENT

                           Designation of Beneficiary



             I hereby designate the following to receive any and all amounts which may become payable after my death to any beneficiary other than my surviving spouse under the Rock of Ages Corporation Salary Continuation Agreement, superseding any prior designations.


        Primary Beneficiary                                   Relationship                         Share (%)
        -------------------                                   ------------                         ---------


        -------------------------------------------           -----------------------------        ----------------------------

        -------------------------------------------           -----------------------------        ----------------------------

        -------------------------------------------           -----------------------------        ----------------------------


        Contingent Beneficiary                                Relationship                         Share (%)
        ----------------------                                ------------                         ---------


        -------------------------------------------           -----------------------------        ----------------------------

        -------------------------------------------           -----------------------------        ----------------------------

        -------------------------------------------           -----------------------------        ----------------------------




Date:                 , 19
----------------------    ----
                                                              Employee Signature
------------------------------